GAS SALE AND PURCHASE AGREEMENT


                            between,


                  ENERGY CORPORATION OF AMERICA


                               and


              ALLEGHENY ENERGY SERVICE CORPORATION

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                        TABLE OF CONTENTS

                                                                 Page

ARTICLE I      DEFINITIONS                                       1
ARTICLE II     VOLUMES AND PRICE                                 3
ARTICLE III    CLOSING AND CONSIDERATION                         6
ARTICLE IV     POINT(S) OF DELIVERY                              8
ARTICLE V      TERM                                              8
ARTICLE VI     TERMINATION                                       8
ARTICLE VII    LIMITATION OF LIABILITY/REMEDIES                  10
ARTICLE VIII   TAXES                                             11
ARTICLE IX     MEASUREMENT                                       11
ARTICLE X      QUALITY                                           12
ARTICLE XI     DELIVERY PRESSURE                                 12
ARTICLE XII    REFUSAL                                           12
ARTICLE XIII   POSSESSION OF GAS AND WARRANTY OF TITLE           13
ARTICLE XIV    FORCE MAJEURE                                     13
ARTICLE XV     SUCCESSORS AND ASSIGNS                            15
ARTICLE XVI    WAIVER OF DEFAULT                                 15
ARTICLE XVII   RULES AND REGULATIONS                             15
ARTICLE XVIII  GOVERNING LAW                                     16
ARTICLE XIX    COMPLETE AGREEMENT                                16
ARTICLE XX     HEADINGS                                          16
ARTICLE XXI    NOTICES                                           16

                         ii

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                 GAS SALE AND PURCHASE AGREEMENT

           THIS  AGREEMENT, made and entered into as of the  20th

day  of  December,  1999, by and between  Energy  Corporation  of

America,   a   West  Virginia  corporation,  or  its   designated

affiliate,  (hereinafter referred to as "Seller"), and  Allegheny

Energy  Service Corporation, a Maryland corporation, (hereinafter referred to as "Buyer").

           WHEREAS,  Seller  is a natural gas  producer  and  has

available  to  it, either through its own production  or  through contracts  with other producers, natural gas in volumes  adequate to  meet the volumes requested by Buyer as hereinafter specified;

and

           WHEREAS,  Buyer  wishes to purchase gas  and  have  it

delivered to its operations in West Virginia; and

          WHEREAS, Seller is willing to sell and deliver to Buyer

and  Buyer  desires to purchase from Seller natural  gas  in  the volumes and at the Contract Price specified in this Agreement.

           NOW, THEREFORE, in consideration of the covenants  and

agreements  herein set forth, Seller and Buyer agree as  follows,

to-wit:



                            ARTICLE I

                           DEFINITIONS

     1.1  The terms "Additional Prepayments" shall mean the First

Additional Prepayment and the Second Additional Prepayment

     1.2  The term "Basis Quote" shall mean the quoted difference between  the price for gas at the Henry Hub in Louisiana and  the price quoted for gas at locations where Columbia Gas Transmission

Corporation  delivers gas to the "Connecting  Party"  points  set forth on Schedule "A" for a specified Month.

     1.3  The term "Btu" shall mean one (1) British thermal unit.

     1.4   The term "Contract Annual Volume" shall mean 3,990,180

Dth.

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     1.5   The  term  "Contract  Price" shall  have  the  meaning

assigned in Article II.

     1.6  The term "Contract Year" shall mean a period of one (1)

year  commencing  on  the  Date of First Delivery,  as  specified herein, and each succeeding one (1) year period thereafter.

     1.7  The term "Date of First Delivery" shall be the date  on which  gas  is first delivered by the Seller to the  Buyer  which date shall be no earlier than July 1, 2001.

     1.8   The term "day" shall mean a period of twenty-four (24)

consecutive  hours,  ending  at  10:00  a.m.,  Charleston,   West

Virginia Time.

     1.9  The term "Dth" shall mean one MMBtu.

     1.10  The  term  "Event of Default" shall have  the  meaning ascribed to it in Article 6.5.

     1.11       The term "First Additional Prepayment" shall mean

the first $10 million Prepayment for Volume B Gas provided for in

Article 3.2(i).

     1.12       The  term "First Delivery Notice" shall mean  the

written notice specifying the Date of First Delivery which  shall be sent by the Buyer to the Seller at least sixty days before the

Date  of  First  Delivery; provided that such  notice  shall  not identify a Date of First Delivery prior to July 1, 2001.

     1.13       The  term "Force Majeure" shall have the  meaning

ascribed to it in Article XIV.

     1.14       The  term  "gas"  shall mean  natural  gas  which

conforms  to  the quality specifications set forth in  Article  X hereof.

     1.15       The term "Initial Prepayment" shall mean the  $10

million  payment made by Buyer to Seller at Closing for Volume  A

Gas, as described in Article 3.1.

     1.16       The  term  "Interstate  Pipeline"  shall  mean  a

natural  gas company that is subject to regulation by and  has  a tariff on file with and approved by the Federal Energy Regulatory

Commission.

     1.17      The term "Letters of Credit" shall mean the two or

more Letters of Credit as described in Article 3.2.

     1.18       The  term  "Mcf" shall mean one thousand  (1,000)

cubic feet of gas.

     1.19        The   term  "MMBtu"  shall  mean   one   million

(1,000,000) Btu.

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     1.20       The term "Month" shall mean the period commencing

at  10:00 a.m. Charleston, West Virginia time on the first day of the  calendar  month  and ending at 10:00 a.m.  Charleston,  West

Virginia time on the first day of the next calendar month.

     1.21       The  term  "Nationally  Recognized  Natural   Gas

Marketer" shall mean marketing and/or trading companies  none  of whom are affiliated with either Buyer or Seller and who transport at  least  1,000,000 Dth per Day in total on Interstate Pipelines and  who  certify that they transport at least 2% of their  total transported gas on Columbia Gas Transmission.

     1.22       The  term "Point(s) of Delivery" shall  have  the

meaning assigned in Article IV.

     1.23      The term "Second Additional Prepayment" shall mean

the  second  $10 million prepayment for Volume B Gas as  provided for in Article 3.2(ii).

     1.24         The   term   "Transporter"   or   "Transporting

Pipeline(s)" shall mean any third-party pipeline, gathering  line or  system,  or  local  distribution company transporting  and/or delivering gas to the Point(s) of Delivery under this Agreement.



                           ARTICLE II

                        VOLUMES AND PRICE

     2.1   Commencing on the Date of First Delivery indicated  in

the  First Delivery Notice, Seller agrees to deliver to the Buyer at  the  Point(s)  of  Delivery the Contract  Annual  Volume,  as

follows:   3,644  Dth per day with respect to Volume  A  Gas  and

7,288  Dth  per day with respect to Volume B Gas unless  mutually agreed otherwise.

     2.2  (a) Contract Annual Volume.  The Contract Annual Volume

is comprised of the following volume designations:

     (1)  1,330,060 Dth is designated as the Volume A Gas; and

     (2)  2,660,120 Dth is designated as the Volume B Gas.

           (b) Nominations.  Except as provided in Article 2.1(c)

each  day  from  and after the Date of First Delivery,  Buyer  is permitted and Seller shall honor Buyer's nominations to Seller to deliver  (or  cause to be delivered) to the Point(s) of  Delivery the gas as follows:

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                               (i)   at  a  minimum, Buyer  shall

                    nominate from Seller and Seller shall deliver

                    (or cause to be delivered) at the Point(s) of

                    Delivery no less than 2,500 MMBtu per day  of

                    Volume A Gas;

                                (ii)  at  a  maximum,  Buyer  may

                    nominate  from Seller up to 3,644  MMBtu  per

                    day of Volume A Gas and Seller shall, subject

                    only  to Force Majeure, deliver (or cause  to

                    be delivered) Buyer's nominated quantities at

                    the Point(s) of Delivery;

                              (iii)     at a minimum, Buyer shall

                    nominate from Seller and Seller shall deliver

                    (or cause to be delivered) at the Point(s) of

                    Delivery no less than 5,000 MMBtu per day  of

                    Volume B Gas; and,

                                (iv)  at  a  maximum,  Buyer  may

                    nominate  from Seller up to 7,288  MMBtu  per

                    day of Volume B Gas and Seller shall, subject

                    only  to Force Majeure, deliver (or cause  to

                    be delivered) Buyer's nominated quantities at

                    the Point(s) of Delivery.



           (c)    Notwithstanding the minimum and maximum volumes

set  forth in Article 2.1 (b) (i)-(iv) above, Buyer shall, on  or before  November 1st of each Contract Year provide Seller with  a schedule  identifying the minimum and maximum daily  and  monthly nominations on an operating or market area basis on the  Columbia

Gas Transportation Corporation system for the next ensuing months

of  December,  January and February ("Buyer's Schedule").   Buyer

may  revise its nominations during such months, provided  however that  any  such revised nominations for any operating  or  market area  specified in Buyer's Schedule shall not be  less  than  the minimum  nor  more than the maximum for any day as set  forth  in

Buyer's  Schedule, except as mutually agreed in  writing  by  the parties.

     2.3  The Contract Price for gas delivered hereunder shall be as follows:

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                     (1)  The Contract Price for Volume

               A  Gas  shall  be  at an  Index  monthly

               variable  price which shall be equal  to

               the  settlement prices for the NYMEX Gas

               futures  contract for deliveries  during

               each  Month  of such Contract  Year,  as

               quoted for each such Month in the issues

               of  The Wall Street Journal published on

               the   last  trading  day  prior  to  the

               beginning  of such Month plus an  amount

               in cents per Dth equal to the arithmetic

               average Basis Quote as received by Buyer

               from  three  (3)  Nationally  Recognized

               Natural    Gas   Marketers    for    the

               differential    between    the     NYMEX

               settlement  location at  the  Henry  Hub

               Louisiana, and Columbia Gas Transmission

               City Gates in West Virginia, which Basis

               Quotes are provided to Buyer within  the

               last  four  business days prior  to  the

               start of such Month.

          (2)  The  Contract  Price for  Volume  B  Gas

               shall  be  at an Index monthly  variable

               price  which  shall  be  equal  to   the

               settlement  prices  for  the  NYMEX  Gas

               futures  contract for deliveries  during

               each  Month  of such contract  year,  as

               quoted for each such Month in the issues

               of  The Wall Street Journal published on

               the   last  trading  day  prior  to  the

               beginning  of such Month plus an  amount

               in  cents  per Dth equal to the  average

               Basis  Quote as received by  Buyer  from

               three  (3) Nationally Recognized Natural

               Gas   Marketers  for  the   differential

               between the NYMEX settlement location at

               the  Henry  Hub Louisiana, and  Columbia

               Gas  Transmission  City  Gates  in  West

               Virginia,   which   Basis   Quotes   are

               provided  to Buyer within the last  four

               business days prior to the start of such

               Month  minus $0.15 (fifteen  cents)  per

               Dth.

                         5

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     2.4   Volume A Gas will be invoiced and credited against the

Initial  Prepayment.  If Seller elects to obtain  the  Additional

Prepayments as provided in Article 3.2, then Volume B Gas will be

invoiced  and credited against the Additional Prepayments.   From

and  after  Seller's receipt of the Additional  Prepayments,  the deliveries of Volume A Gas and Volume B Gas on each day  will  be

allocated  for the purpose of Contract Pricing as  follows:   the

daily nominated quantities of Volume B Gas will be deemed to have been  delivered in their entirety prior to delivery of any Volume

A  Gas  quantities.   Provided, however, that  if  there  is  any

shortage   in   total  deliveries  by  Seller  (as  compared   to

nominations  by Buyer to Seller) the deliveries of Volume  A  Gas and Volume B Gas on each day will be allocated for the purpose of

Contract  Pricing as follows:  the daily nominated quantities  of

Volume  A  Gas  will  be deemed to have been delivered  in  their entirety prior to delivery of any Volume B Gas quantities.

     2.5   Unless and until Seller exercises its right to receive

the Additional Prepayments by posting the Letter(s) of Credit  as provided  in  Article  3.2, Seller shall have  no  obligation  to deliver the Volume B Gas.

     2.6   Seller shall furnish Buyer a statement within  fifteen

(15)  days  after  the last day of each month  in  which  gas  is delivered  pursuant  to  this Agreement showing  the  volumes  so delivered during the preceding Calendar Month and reflecting  the

Contract Price due for such deliveries and showing proper  credit of all Initial and Additional Prepayments made by Buyer.



                           ARTICLE III

                    CLOSING AND CONSIDERATION

     3.1   Upon  execution  and delivery of this  Agreement,  the

Buyer shall pay to the Seller in immediately available funds  the sum  of Ten Million Dollars ($10,000,000.00) as consideration for the  purchase and delivery of the Volume A Gas over the  term  of this Agreement (the "Initial Prepayment").

                         6

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     3.2   At  Seller's sole discretion, Seller may, at any  time

after  execution  of this Agreement, upon two (2)  business  days written  notice  to  Buyer, require Additional  Prepayments  from

Buyer by posting a letter or letters of credit as described below and  in a form acceptable to Buyer, and Buyer shall pay to Seller in  immediately available funds, within ten (10) business days of the  posting of such letter or Letters of Credit, the amounts  so designated as Additional Prepayments for the gas to be  delivered pursuant to this Agreement:

          (1)  Seller may post an irrevocable letter of credit in

               the amount of Ten Million Dollars ($10,000,000.00),

               at Seller's sole expense and Buyer will prepay Ten

               Million Dollars ($10,000,000.00) to Seller (the

               "First Additional Prepayment").  At Seller's option,

               the First Additional Prepayment may be secured by

               two (2) letters of credit in the amount of Five

               Million Dollars ($5,000,000) each.

          (2)  At any time after the making of the First Additional

               Prepayment, or simultaneously therewith, Seller may post

               an additional Ten Million Dollars ($10,000,000.00)

               irrevocable letter of credit, the reasonable cost of which shall be reimbursed to Seller by Buyer, and Buyer will prepay an additional Ten Million Dollars ($10,000,000.00) to Seller

               (the "Second Additional Prepayment").

The letters of credit referenced in Section 3.2(i) and (ii) above are sometimes collectively referred to herein as the "Letters  of

Credit."   The  Letters  of Credit (or  any  of  them)  shall  be

proportionately reduced by an amount equal to the Contract  Price for the volumes of gas delivered by Seller to Buyer hereunder, as such deliveries are made.

                         7

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                           ARTICLE IV

                      POINT(S) OF DELIVERY

     4.1   The  Point(s) of Delivery for all gas to be  delivered

hereunder  shall  be the point(s) designated as  the  "Connecting

Party"  points  within the Columbia Gas Transmission  Corporation operating  areas on Schedule A attached hereto. The  Point(s)  of

Delivery may be changed only by mutual agreement.



                            ARTICLE V

                              TERM

     5.1  This Agreement shall be effective from the date hereof.

Deliveries  of gas shall commence on or after July  1,  2001  and shall  terminate (subject to the provisions of Article  VI)  when the  aggregate Contract Price with respect to Volume A and Volume

B  gas,  if  any,  delivered to Buyer during  the  term  of  this

Agreement  equals or exceeds the Initial Prepayment  and  Advance

Prepayments.



                           ARTICLE VI

                           TERMINATION

     6.1   In  the  event that the Contract Price, calculated  in

accordance  with  Article 2.2(i) with respect  to  Volume  A  Gas delivered  to Buyer during the term of this Agreement  equals  or

exceeds    Ten   Million   Dollars   ($10,000,000.00),   Seller's

obligations  hereunder  with  respect  to  Volume  A  Gas   shall

automatically terminate.

     6.2   In  the  event that the Contract Price, calculated  in

accordance  with Article 2.2(ii), with respect to  Volume  B  Gas delivered  to Buyer during the term of this Agreement, equals  or exceeds,  the total amount of any Additional Prepayments  elected to  be  received  by Seller, Seller's obligations hereunder  with respect to Volume B Gas shall automatically terminate.

     6.3  Seller shall have the right, at its sole discretion and upon  fifteen (15) days prior notice, to terminate this Agreement at any time during the term hereof by paying to Buyer an amount equal to the difference between the Contract Price for all volumes  delivered  to  Buyer and credited  against  the  Initial

Prepayment  and  any  Additional  Prepayment  pursuant  to   this

Agreement and the original prepayments paid by Buyer to Seller.

     6.4  Seller shall have the right to terminate this Agreement upon  the  occurrence and continuation for thirty  (30)  business days or longer of any default by Buyer in making any payment  due under this Agreement.

     6.5   Buyer shall have the right to terminate this Agreement

upon  the  occurrence and continuation for thirty  (30)  days  or

longer  of any of the following specified Events of Default.   In

addition,  Buyer shall have such rights as Buyer shall have  been granted  pursuant to the Letters of Credit referred to in Article

III hereof and the rights specified in Article VII.  For purposes of this Article VI, the following events shall constitute "Events of  Default"  by Seller:  (i) failure of the Seller  to  pay  any amount  due  hereunder within thirty (30)  days  after  the  same becomes due, and (ii) failure of the Seller to supply natural gas to  the Buyer or pay the price of replacement gas as required  in

Article VII, each in accordance with the terms of this Agreement,

when due.

     6.6   Buyer shall have the right to terminate this Agreement

if  Seller  is  unable  to  deliver gas in  accordance  with  the provisions  hereof  for a period of 60 days  as  a  result  of  a continuing event of force majeure.

     6.7   If Buyer terminates this Agreement in accordance  with

Articles 6.5 and 6.6, Seller shall pay to Buyer, no later than 15 days  after  the  date  of termination, an amount  equal  to  the difference  between the Contract Price for all volumes  delivered to  Buyer  and  credited against the Initial Prepayment  and  any

Additional Prepayment pursuant to this Agreement and the original prepayments paid by Buyer to Seller.

                         9

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                           ARTICLE VII

                LIMITATION OF LIABILITY/ REMEDIES

     7.1  If Seller fails to deliver any quantity of gas that  it is  required to deliver under this Agreement, Buyer may  purchase

replacement  gas.   When Buyer purchases replacement  gas,  Buyer

will use commercially reasonable efforts to purchase for delivery a  quantity of gas not to exceed the quantity of gas which Seller failed  to  deliver and Buyer shall make such purchases  at  fair market  prices  on  a spot basis.  Upon such event,  Buyer  shall invoice  Seller and Seller shall pay Buyer on a monthly basis  an amount  equal  to  the  cost  of such replacement  gas  plus  any discounts  applicable  to  such gas as  Volume  B  Gas  plus  all

transportation  costs  incurred  by  Buyer  in  connection   with

purchasing  such replacement gas and having it delivered  to  the

Point(s) of Delivery.  Upon payment of the aforesaid amount, said sums  will constitute liquidated damages for Seller's failure  to perform  its  obligations hereunder and  shall  be  Buyer's  sole remedy  for Seller's failure to so perform.  In the event  Seller fails  to pay such damages within thirty days, Buyer may exercise its rights under the Letters of Credit.

     7.2   If  Buyer  fails to accept delivery  of  the  Contract

Annual  Volume (other than (i) as a result of an event  of  Force

Majeure, or (ii) as a result of a default or an Event of  Default by  Seller  hereunder or (iii) as permitted under  Article  XII),

Buyer  shall  reimburse Seller for the actual  damages,  if  any,

incurred  by  Seller as a result of its failure to use  the  firm capacity  reserved  by  Seller  for  the  transportation  of  gas pursuant  to  this Agreement, and for all other costs  or  losses incurred  by  Seller  as a result of Buyer's  failure  to  accept delivery of such volumes.

     7.3  Other than as expressly provided herein, neither Seller nor Buyer shall be responsible or liable for any lost profits, or special,  incidental, indirect or consequential  damages  of  any kind,  whether grounded in contract, breach of warranty, or  tort

(including, but not limited to, negligence and strict  liability)

or arising from any other legal theory.

     7.4    THE  WARRANTIES  SET  FORTH  IN  THIS  AGREEMENT  ARE

EXCLUSIVE  AND  ARE  IN  LIEU  OF ALL OTHER  WARRANTIES,  WHETHER

STATUTORY,   EXPRESS   OR   IMPLIED  (INCLUDING   WARRANTIES   OF

MERCHANTABILITY  AND  FITNESS  FOR  A  PARTICULAR   PURPOSE   AND

WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.)

                         10

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                          ARTICLE VIII

                              TAXES

     8.1   The  Contract  Price described in  Article  II  hereof

includes all taxes, duties and inspection fees presently  imposed by  any  federal,  state or local government  in  respect  to  or measured by the gas delivered hereunder, which taxes, duties  and fees  shall be paid by Seller insofar as they pertain to Seller's operations  prior to Seller's delivery of gas  to  Buyer  at  the

Point(s)   of  Delivery.   Except  for  state  severance   taxes,

corporate  income  taxes, franchise taxes and  ad  valorem  taxes applicable to Seller, all new taxes, duties and inspection  fees,

which  may at any time in the future be imposed by federal, state or  local  government,  in respect to  or  measured  by  the  gas delivered hereunder or the delivery, receipt or usage thereof, at

or  after  the Point(s) of Delivery, shall be paid by Buyer.   If

Buyer is entitled to purchase gas free of any tax, fee or charge,

the  Buyer  shall furnish to Seller proper exemption certificates to cover such purchases.



                           ARTICLE IX

                           MEASUREMENT

     9.1  As stated herein, the gas to be sold hereunder shall be delivered to the Point(s) of Delivery and Seller shall cause  the

Transporter,  or  its duly appointed agents, to read  the  meter,

furnish,  place  and remove any and all recording  gauge  charts,

calculate the deliveries and perform any other service pertaining to the routine operation of the meter.

                          11

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                            ARTICLE X

                             QUALITY

     10.1  The  gas  shall be sold and delivered in  its  natural state, without the previous extraction of any valuable substance.

The applicable Transporter's rules, guidelines, and policies,  as may  be  changed from time to time, shall define the quality  and heating  value of the gas to be delivered hereunder.  Any quality and heating value standards of Transporter's contracts are hereby expressly  incorporated herein by reference as if completely  set out,  and shall be applicable to and binding upon Seller and upon all  natural gas sold by Seller to Buyer.  The heating  value  in

Btus  of  gas at the Point(s) of Delivery shall not be less  than one thousand (1,000) Btus per standard cubic foot.



                           ARTICLE XI

                        DELIVERY PRESSURE

     11.1  Seller shall cause Transporter to deliver gas to Buyer at  the  varying line pressures available from time  to  time  in

Transporter's pipeline adjoining the Point(s) of Delivery.



                           ARTICLE XII

                             REFUSAL

     12.1 Buyer, at its option, may refuse to accept delivery  of any  natural  gas (a) not meeting the quality specifications  set out  in  Article  X,  or  (b) not meeting the  delivery  pressure specifications  set out in Article XI.  If Buyer notifies  Seller of  such  refusal, Seller shall promptly use its best efforts  to cause  such  natural gas to satisfy such specifications,  and  if such specifications are not promptly (and in any event within  10 days)  satisfied,  Seller shall use its best efforts  to  locate,

purchase and transport, at Seller's expense, replacement  natural gas of a quality at least equal to the natural gas intended to be delivered  hereunder.  If Seller is unable to provide replacement gas  under  this  Article  XII, Seller's obligations  to  provide replacement gas or pay under Article VII hereof shall apply.

                         12

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                          ARTICLE XIII

             POSSESSION OF GAS AND WARRANTY OF TITLE

     13.1 Control of Gas.  Seller shall be deemed to be the owner and  in  control  and  possession of  the  gas  to  be  delivered hereunder until it shall have been physically delivered to  Buyer at  the Point(s) of Delivery specified in Article IV above, after which  Buyer  shall be deemed to be the owner and in control  and possession thereof.

     13.2  Division  of  Responsibility.   Buyer  shall  have  no

responsibility with respect to any gas delivered hereunder  until it  is physically delivered to Buyer at the Point(s) of Delivery,

or on account of anything which may be done, happen or arise with respect  to said gas before such delivery; and Seller shall  have no responsibility with respect to said gas after such delivery to

Buyer,  or  on account of anything which may be done, happen,  or arise with respect to said gas after such delivery.

     13.3  Warranty  of Title.  Seller warrants specifically  the title  to  the gas delivered to the Buyer hereunder  against  the claims  of all persons claiming by, through or under the  Seller,

and  the  Seller further warrants the right to sell  and  deliver such  gas  free and clear of all liens, encumbrances  and  claims created  by the Seller.  In addition, Seller agrees that it  will indemnify Buyer and save Buyer harmless from all suits,  actions,

debts, accounts, damages, costs, losses and expenses arising from or  out of (i) adverse claims of any or all persons to the gas to be delivered hereunder, or (ii) any liens, encumbrances, or other title defects relating to the gas to be delivered hereunder.

                         13

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                           ARTICLE XIV

                          FORCE MAJEURE

     14.1  Neither  Seller nor Buyer shall be  deemed  in  breach hereof for nonperformance hereunder (except nonperformance of any obligation to make payment of amounts payable hereunder when due)

when  such  nonperformance  is  due  to  any  act,  omission   or

circumstance occasioned by or in consequence of any acts of  God,

strikes,  lockouts,  acts of the public  enemy,  war,  blockades,

insurrections,    riots,   epidemics,   landslides,    lightning,

earthquakes,  fires,  storms,  floods,  washouts,   arrests   and

restraints of rulers and peoples, civil disturbances, explosions,

breakage  or accident to machinery or lines of pipe, the  binding order  of  any  court or governmental authority  which  has  been resisted  in  good faith by all reasonable legal means,  and  any other  cause, whether of the kind herein enumerated or otherwise,

in  each  case  not reasonably within the control  of  the  party claiming an event of Force Majeure and which, by the exercise  of due  diligence, such party is unable to prevent or  overcome,  in each case with respect to the Seller, to the extent affecting the

Seller's  owned or operated gas reserves or the Seller's  ability to  transport its gas to the Buyer.  Failure to prevent or settle any  strike  or strikes shall not be considered to  be  a  matter within the control of the party claiming suspension.

     14.2  Such causes or contingencies affecting the performance hereunder  by either Seller or Buyer, however, shall not  relieve it  of liability in the event of its concurring negligence or  in the  event  of  the  failure to use best  efforts  by  the  party claiming Force Majeure to remedy the situation and to remove  the cause in an adequate manner and with all reasonable dispatch, nor shall  causes or contingencies affecting such performance relieve either  party  from its other obligations under  this  Agreement,

even  should  it cause this Agreement to be extended  beyond  the termination date.

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

                           ARTICLE XV

                     SUCCESSORS AND ASSIGNS

     15.1 This Agreement shall extend to and be binding upon  the parties  hereto, their successors and assigns.  The Seller  shall not  assign  this Agreement or any of its rights  or  obligations hereunder unless it first shall have obtained the consent thereto in  writing of the Buyer, provided, however, that Buyer shall not unreasonably  withhold  such consent, and provided  further  that

Seller  may  assign  its  rights  under  this  Agreement  to  any affiliate  of  Seller without Buyer's consent  and  further,  may mortgage,  pledge or assign for financing purposes its  right  to

receive  payments hereunder without Buyer's consent.   The  Buyer

may  not  assign  its rights hereunder without  Seller's  consent which shall not be unreasonably withheld; provided, however, that in  no event shall any such assignment expand the obligations  of

Seller  hereunder;  and provided, further,  that  the  Buyer  may assign  its  rights and obligations under this Agreement  to  any wholly  owned  subsidiary of Allegheny Energy, Inc.  without  the consent of the Seller.



                           ARTICLE XVI

                        WAIVER OF DEFAULT

     16.1  No  waiver by either party of any one or more defaults by  the  other  in  the  performance of  any  provision  of  this

Agreement shall operate or be construed as a waiver of any future default  or  defaults,  whether of  a  like  or  of  a  different

character.   No single or partial exercise of any right,  remedy,

power  or privilege hereunder shall in any way preclude any other or  farther exercise thereof or the exercise of any other  right,

remedy, power or privilege.



                          ARTICLE XVII

                      RULES AND REGULATIONS

     17.1  If any valid future laws, orders, rules or regulations of  duly  constituted  authorities having jurisdiction  have  the effect  of altering or amending the provisions of this Agreement,

the  parties shall continue the performance of this Agreement  as so altered or amended; provided, however, that such alterations or amendments shall not alter or change the consideration paid by

Buyer  to  Seller, the term of this agreement, or the volumes  of gas to be delivered hereunder.

                          ARTICLE XVIII

                          GOVERNING LAW

     18.1 All questions concerning the validity or the meaning of this  Agreement or relating to the rights and obligations of  the parties with respect to performance under this Agreement shall be construed  and  resolved under the laws  of  the  State  of  West

Virginia,  except to the extent specifically required by  federal law.



                           ARTICLE XIX

                       COMPLETE AGREEMENT

     19.1 This document contains the entire agreement between the parties and supersedes all prior or contradictory discussions  or negotiations,  representations  or  agreements  relating  to  the subject  matter of this Agreement.  No changes to this  Agreement shall  be  made  or  be binding on either party  unless  made  in writing and signed by each party to this Agreement.



                           ARTICLE XX

                            HEADINGS

     20.1 The captions or headings preceding the various parts of this  Agreement  are inserted solely for the convenience  of  the parties  hereto  and shall not be considered or given  effect  in construing  this  Agreement, or in connection  with  the  intent,

rights, duties or liabilities of the parties.

                           ARTICLE XXI

                             NOTICES

     21.1   Any   notice,  request,  consent,  waiver  or   other

communication  required or permitted to be given hereunder  shall be  effective only if in writing and shall be deemed sufficiently given  only  if  delivered in person or sent by facsimile  or  by certified  or  registered mail, postage prepaid,  return  receipt requested, addressed as follows:

If to Energy Corporation of America

          Energy Corporation of America
          Attn:  John Mork
          4643 S. Ulster
          Suite 1100
          Denver, CO 30237

With copies to:

          Goodwin & Goodwin, LLP
          Attn:  Thomas R. Goodwin
          1500 One Valley Square
          P.O. Box 2107
          Charleston, WV 25328-2107

If to Allegheny:

          Allegheny Energy, Inc.
          Attn: Peter Dailey, Director
          800 Cabin Hill Drive
          Greensburg, PA 15601-1689

and:

          Allegheny Power
          Tom Henderson, General Counsel
          1310 Fairmont Avenue
          Fairmont, WV 26554

With copies to:

          Baker Botts, LLP
          Attn:  Sarah Dietrich
          One Shell Plaza
          910 Louisiana, 38th Floor
          Houston, Texas   77002

           IN  WITNESS  WHEREOF, the parties have  executed  this

Agreement as of the day and year first above written.



                 SELLER:  ENERGY CORPORATION OF AMERICA


                           By:  /S/ JOHN MORK
                                John Mork

                           Its: President and Chief Executive
                           Officer


                 BUYER:   ALLEGHENY ENERGY SERVICE CORPORATION


                          By:   /S/ JAY PIFER
                                Jay Pifer

                          Its: Senior Vice President